PREFERRED SECURITIES FUND

	Class A	Class C
Ticker Symbol(s)	PPSAX	PRFCX

Principal Funds, Inc. Summary Prospectus March 1, 2010 amended June 16, 2010

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at
www.principalfunds.com/investor/forms/prospectuses.htm. You can also get this information at no cost by calling 1-
800-222-5852 or by sending an email to prospectus@principalfunds.com.

This Summary Prospectus incorporates by reference the Statutory Prospectus for Class A, B, and C shares dated
March 1, 2010, as supplemented March 1, 2010, March 17, 2010, and June 16, 2010, and the Statement of Additional
Information dated March 1, 2010, as supplemented March 17, 2010, May 3, 2010, and June 16, 2010, (which may be obtained in the same manner as the Prospectus).

Objective: The Fund seeks to provide current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Principal
Funds, Inc. More information about these and other discounts is available from your financial professional and in
“Choosing a Share Class” and “The Costs of Investing” beginning on pages 259 and 232, respectively, of the Fund’s prospectus and “Multiple Class Structure” beginning on page 116 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases	3.75%	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	1.00%	1.00%
(as a percentage of dollars subject to charge)

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

For the year ended October 31, 2009	Class A	Class C
Management Fees	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	0.14%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	1.13%	1.88%

Principal Funds, Inc.	Preferred Securities Fund
www.principalfunds.com

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$486	$721	$ 974	$1,698
Class C	$291	$591	$1,016	$2,201

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$486	$721	$ 974	$1,698
Class C	$191	$591	$1,016	$2,201

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).
A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was
26.2% of the average value of its portfolio.

Investor Profile: The Fund may be an appropriate investment for investors who are seeking dividends to generate income or to be reinvested for growth and are willing to accept fluctuations in the value of the investment.

Principal Investment Strategies

The Fund invests primarily in preferred securities of companies rated at the time of purchase BBB- or higher by Standard & Poor’s Rating Service (“S&P”) or Baa3 or higher by Moody’s Investor Service, Inc. (“Moody’s”) or, if unrated, of comparable quality in the opinion of Spectrum Asset Management, Inc. (“Spectrum”). Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in preferred securities. The Fund focuses primarily on the financial services (i.e., banking, insurance and commercial finance), Real Estate Investment Trust (i.e. REIT) and utility industries. The rest of the Fund’s assets may be invested in common stocks, debt securities (including securities rated at the time of purchase BB+ or lower by S&P or rated Ba1 or lower by Moody’s, commonly known as “junk bonds”), foreign securities, and securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

Preferred securities generally pay fixed rate dividends (though some are adjustable rate) and typically have “preference” over common stock in the payment of dividends and the liquidation of a company’s assets - preference means that a company must pay dividends on its preferred securities before paying any dividends on its common stock, and the claims of preferred securities holders are ahead of common stockholders’ claims on assets in a corporate liquidation.

Spectrum seeks to build a portfolio within the context of the eligible universe of preferred securities. For a security to be considered for the Fund, Spectrum will assess the credit risk within the context of the yield available on the preferred. The yield needs to be attractive in comparison to the rating, expected credit trend and senior debt spread of the same issuer. Spectrum considers features such as call protection, subordination and option adjusted spreads to ensure that the selected issue provides a sufficient yield to justify its inclusion in the portfolio.

Preferred Securities Fund	Principal Funds, Inc.
1-800-222-5852

The Fund is considered non-diversified and can invest a higher percentage of assets in securities of individual issuers than a diversified fund. As a result, changes in the value of a single investment could cause greater fluctuations in the Fund’s share price than would occur in a more diversified fund. This Fund may be used as part of a fund of funds strategy.

Principal Risks

The value of your investment in the Fund changes with the value of the Fund’s investments. Many factors affect that value, and it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, in alphabetical order, are:

Equity Securities Risk. Equity securities (common, preferred, and convertible preferred stocks and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities) could decline in value if the issuer's financial condition declines or in response to overall market and economic conditions. A fund's principal market segment(s), such as large cap, mid cap or small cap stocks, or growth or value stocks, may underperform other market segments or the equity markets as a whole. Investments in smaller companies and mid-size companies may involve greater risk and price volatility than investments in larger, more mature companies.

Fixed-Income Securities Risk. Fixed-income securities are subject to interest rate risk and credit quality risk. The market value of fixed-income securities generally declines when interest rates rise, and an issuer of fixed-income securities could default on its payment obligations.

Foreign Securities Risk. The risks of foreign securities include loss of value as a result of: political or economic instability; nationalization, expropriation or confiscatory taxation; changes in foreign exchange rates and foreign exchange restrictions; settlement delays; and limited government regulation (including less stringent reporting, accounting, and disclosure standards than are required of U.S. companies).

Industry Concentration (Sector). A fund that concentrates investments in a particular industry or group of industries (e.g., real estate, technology financial services) has greater exposure than other funds to market, economic and other factors affecting that industry or sector.

Non-Diversification Risk. A non-diversified fund may invest a high percentage of its assets in the securities of a small number of issuers and is more likely than diversified funds to be significantly affected by a specific security’s poor performance.

Portfolio Duration Risk. Portfolio duration is a measure of the expected life of a fixed-income security and its sensitivity to changes in interest rates. The longer a fund's average portfolio duration, the more sensitive the fund will be to changes in interest rates.

Real Estate Securities Risk. Real estate securities (including real estate investment trusts ("REITs")) are subject to the risks associated with direct ownership of real estate, including declines in value, adverse economic conditions, increases in expenses, regulatory changes and environmental problems. A REIT could fail to qualify for tax-free pass-through of income under the Internal Revenue Code, and Fund shareholders will indirectly bear their proportionate share of the expenses of REITs in which the Fund invests.

Underlying Fund Risk. An underlying fund to a fund of funds may experience relatively large redemptions or investments as the fund of funds periodically reallocates or rebalances its assets. These transactions may cause the underlying fund to sell portfolio securities to meet such redemptions, or to invest cash from such investments, at times it would not otherwise do so, and may as a result increase transaction costs and adversely affect underlying fund performance.

U.S. Government Sponsored Securities Risk. Securities issued by U.S. government-sponsored or -chartered enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Federal Home Loan Banks are not issued or guaranteed by the U.S. Treasury.

Principal Funds, Inc.	Preferred Securities Fund
www.principalfunds.com

Performance

The following information provides an indication of the risks of investing in the Fund. The bar chart shows the investment returns of the Fund’s Class A shares for each full calendar year of operations for 10 years (or, if shorter, the life of the Fund). These annual returns do not reflect sales charges; if they did, results would be lower. The table shows, for each share class of the Fund and for the last one, five, and ten calendar year periods (or, if shorter, the life of the Fund), how the Fund’s average annual total returns compare to the returns of one or more broad-based market indices. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You may get updated performance information online at www.principalfunds.com or by calling 1-800-222-5852.

Class A shares commenced operations on June 28, 2005, and Class C shares were first sold on January 16, 2007. The returns for Class A and C shares, for the periods prior to those dates, are based on the performance of the Institutional Class shares adjusted to reflect the fees and expenses of Class A and C shares. The adjustments result in performance for such periods that is no higher than the historical performance of the Institutional Class shares. Institutional Class shares were first sold on May 1, 2002.

Highest return for a quarter during the period of the bar chart above:	Q2 ‘09		38.89%
Lowest return for a quarter during the period of the bar chart above:	Q3 ‘08		-20.97%

Average Annual Total Returns

For the periods ended December 31, 2009		1 Year	5 Years	Life of Fund
Class A Return Before Taxes		40.73%	1.53%	3.35%
Class A Return After Taxes on Distributions		37.44%	-0.37%	1.63%
Class A Return After Taxes on Distribution and Sale of Fund Shares		26.43%	0.23%	1.89%
Class C Return Before Taxes		43.96%	1.59%	3.25%
Merrill Lynch Fixed Rate Preferred Securities Index (reflects no deduction for fees, expenses, or taxes)		-15.20%	-6.14%	0.83%
Barclays Capital U.S. Tier I Capital Securities Index (reflects no deduction for fees, expenses, or taxes)		46.19%	0.37%	4.09%
Preferreds Blended Index (reflects no deduction for fees, expenses, or taxes)		29.14%	-1.37%	2.18%

Preferred Securities Fund	Principal Funds, Inc.
1-800-222-5852

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only and would be different for Class C shares.

Performance of a blended index shows how the Fund's performance compares to an index with similar investment objectives. Performance of the components of the blended index are also shown. The weightings for Preferreds Blended Index are 65% Merrill Lynch Fixed Rate Preferred Securities Index and 35% Barclays Capital U.S. Tier I Capital Index.

Management

Investment Advisor: Principal Management Corporation
Sub-Advisor(s) and Portfolio Manager(s):
Spectrum Asset Management, Inc.
•	L. Phillip Jacoby (since 2002), Chief Investment Officer and Portfolio Manager
• Mark A. Lieb (since 2009), President and Chief Executive Officer

Purchase and Sale of Fund Shares
Purchase minimums per fund (some exceptions apply):
• Initial Investment	$1,000
• For accounts with an Automatic Investment Plan (AIP)	$100
• Subsequent Investments	$100
• For accounts with an AIP, the subsequent automatic investments must total $1200 annually if the initial
$1,000 minimum has not been met.

You may purchase or redeem shares on any business day (normally any day when the New York Stock Exchange is open for regular trading) through your Financial Professional; by sending a written request to Principal Funds at P.O. Box 8024, Boston, MA 02266-8024; calling us at 800-222-5852; or accessing our website (www.principalfunds.com).

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank, insurance company, investment adviser, etc.), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment, or to recommend one share class of the Fund over another share class. Ask your salesperson or visit your financial intermediary's Web site for more information.

Principal Funds, Inc.	Preferred Securities Fund
www.principalfunds.com